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EXHIBIT 10.8

FIRST AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998; and

        WHEREAS, the Corporation has determined that it desires to amend the Plan to increase the maximum number of Awards (as defined in the Plan) which may be granted to a Participant in the Plan in any fiscal year;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, as defined in the Plan, the Plan be and is hereby amended effective July 29, 1998, unless otherwise specified herein, in the following particulars:

        Section 5.2 is amended by deleting its first sentence and replacing it with the following:

          "In each fiscal year during any part of which this Plan is in effect, a Participant may not be granted Awards relating to more than 250,000 shares of Common Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b)."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 29th day of July, 1998.

CAREER EDUCATION CORPORATION
By:	/s/ WILLIAM A. KLETTKE William A. Klettke Vice President and Chief Financial Officer

SECOND AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998; and

        WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective February 17, 1999, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

    "4.1
       Number of Shares.    Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,350,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 17th day of February, 1999.

CAREER EDUCATION CORPORATION
By:	/s/ WILLIAM A. KLETTKE William A. Klettke Vice President and Chief Financial Officer

THIRD AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998 and February 17, 1999; and

        WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective January 24, 2000, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

    "4.1
       Number of Shares.    Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 2,100,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 24th day of January, 2000.

CAREER EDUCATION CORPORATION
By:	/s/ JOHN M. LARSON John M. Larson President and Chief Executive Officer

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  EXHIBIT 10.8